UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2023

FINNOVATE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41012	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The White House, 20 Genesis Close, George Town Grand Cayman, Cayman Islands	KY1 1208
(Address of principal executive offices)	(Zip Code)

+1 424-253-0908

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

BUSINESS COMBINATION AGREEMENT

This section describes the material provisions of the Business Combination Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Description of the Business Combination Agreement

On August 21, 2023, Finnovate Acquisition Corp., an exempted company incorporated with limited liability in the Cayman Islands (“Finnovate” or the “Purchaser”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Scage Future, an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), Hero 1, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (the “First Merger Sub”), Hero 2, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (the “Second Merger Sub”), and Scage International Limited, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), (a) the First Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of the Company being converted into the right to receive securities of Pubco; and (b) immediately following the First Merger, the Second Merger Sub will merge with and into Finnovate (the “Second Merger”, and together with the First Merger, the “Mergers”), with Finnovate surviving the Second Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of Finnovate being converted into the right to receive securities of Pubco (the Mergers together with the other transactions contemplated by the Business Combination Agreement and other ancillary documents, the “Transactions” or the “Business Combination”).

Consideration

Under the Business Combination Agreement, the Aggregate Merger Consideration Amount to be paid to the shareholders of the Company is $1,000,000,000, subject to adjustment for net debt, and will be paid entirely in newly issued ordinary shares of Pubco, with each share valued at the Per Share Price.

On the Closing Date and immediately prior to the First Merger Effective Time, each Company Preferred Share that is issued and outstanding immediately prior to the First Merger Effective Time shall be canceled in exchange for the right to receive a number of Company Ordinary Shares at the then effective conversion rate (the “Conversion”). As a result of the Mergers, (a) each of the ordinary shares of the Company that are issued and outstanding immediately prior to the First Merger Effective Time and after the Conversion shall be cancelled and converted into the right to receive 100% of such number of ordinary shares of Pubco equal to the Exchange Ratio; (b) each of the convertible securities of the Company, to the extent then outstanding and unexercised immediately prior to the First Merger Effective Time, shall automatically be assumed by Pubco and converted into a convertible security of Pubco; (c) each ordinary share of Finnovate that is issued and outstanding immediately prior to the Effective Time shall be cancelled and converted automatically into the right to receive one Pubco ordinary share; and (d) each outstanding Purchaser Public Warrant and Purchaser Private Warrant shall be converted into one Pubco Public Warrant and one Pubco Private Warrant, respectively.

For the purposes of the Business Combination Agreement, the following terms shall have the meanings set forth below:

“Aggregate Merger Consideration Amount” means (a) One Billion U.S. Dollars ($1,000,000,000) minus (b) if Closing Net Debt is a positive number, the amount of Closing Net Debt, plus (c) if Closing Net Debt is a negative number, the absolute value of the amount of Closing Net Debt.

“Closing Net Debt” means, as of the Reference Time, (i) the aggregate Indebtedness of the Target Companies, less (ii) the Closing Company Cash, in each case of clauses (i) and (ii), on a consolidated basis and as determined in accordance with the Accounting Principles.

“Exchange Ratio” means (i) the Company Merger Shares as of the First Merger Effective Time divided by (ii) the aggregate number of, without duplication, Company Ordinary Shares that are (i) issued and outstanding, and (ii) issuable directly or indirectly upon, or subject to, the conversion, exercise or settlement of any Company Preferred Shares and Company Convertible Securities.

“Company Merger Shares” means a number of Pubco ordinary shares equal to the quotient determined by dividing (a) the Aggregate Merger Consideration Amount by (b) the Per Share Price.

“Per Share Price” means the Redemption Price, which shall be no less than the par value of ordinary shares of the Purchaser.

“Redemption Price” means an amount equal to the price at which each Purchaser ordinary share is redeemed or converted pursuant to the Redemption (as equitably adjusted for share sub-divisions, share dividends, consolidations, capitalizations, re-designations and the like after the Closing).

Scage Reorganization

Prior to the execution and delivery of the Business Combination Agreement, Scage International Limited and Nanjing Scage Auto Tech Co., Ltd. (南京司凯奇汽车科技有限公司), a company incorporated in the PRC as a company with limited liability (“Nanjing Scage”), have entered into certain agreements (together with all agreements, deeds, instruments or other documents as may be necessary or appropriate, the “Reorganization Documents”) to implement and effect the reorganization, including the contribution by Nanjing Scage of the assets specified in the Reorganization Documents to Scage International Limited pursuant to the terms and conditions of the Reorganization Documents (the “Reorganization”). It is expected that the Reorganization will be competed prior to September 30, 2023.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by the parties as of the date of such agreement or other specific dates solely for the benefit of certain of the parties to the Business Combination Agreement, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect (as defined below), knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or the ability of such person or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or the Ancillary Documents to which it is a party or bound or to perform its obligations hereunder or thereunder, in each case subject to certain customary exceptions. The representations and warranties made by the parties are customary for transactions similar to the Transactions.

In the Business Combination Agreement, the Company made certain customary representations and warranties to Finnovate, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) capitalization; (4) subsidiaries; (5) governmental approvals; (6) non-contravention; (7) financial statements; (8) absence of certain changes; (9) compliance with laws; (10) Company permits; (11) litigation; (12) material contracts; (13) intellectual property; (14) taxes and returns; (15) real property; (16) personal property; (17) title to and sufficiency of assets; (18) employee matters; (19) benefit plans; (20) environmental matters; (21) transactions with related persons; (22) insurance; (23) books and records; (24) top customer and suppliers; (25) certain business practices; (26) Investment Company Act; (27) finders and brokers; (28) disclosure; (29) information supplied; (30) independent investigation; and (31) exclusivity of representations and warranties. The Company also made certain representations and warranties to Finnovate with respect to the Reorganization.

In the Business Combination Agreement, Finnovate made certain customary representations and warranties to the Company and Pubco, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) the Securities and Exchange Commission (the “SEC”) filings, Finnovate financials, and internal controls; (7) absence of certain changes; (8) compliance with laws; (9) actions, orders and permits; (10) taxes and returns; (11) employees and employee benefit plans; (12) properties; (13) material contracts; (14) transactions with affiliates; (15) Investment Company Act and the JOBS Act; (16) finders and brokers; (17) certain business practices; (18) insurance; (19) information supplied; (20) independent investigation; (21) the trust account; (22) registration and listing; and (23) termination of prior business combination agreements.

In the Business Combination Agreement, Pubco, the First Merger Sub and the Second Merger Sub made customary representations and warranties to Finnovate, including among others, related to the following: (1) organization and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) activities of Pubco, the First Merger Sub and the Second Merger Sub; (7) finders and brokers; (8) Investment Company Act; (9) information supplied; (10) independent investigation; and (11) exclusivity of representations and warranties.

None of the representations and warranties of the parties shall survive the Closing.

Covenants of the Parties

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, including covenants regarding: (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business; (3) provision of financial statements of Target Companies; (4) Finnovate’s public filings; (5) “no shop” obligations; (6) no insider trading; (7) notifications of certain breaches, consent requirements or other matters; (8) efforts to consummate the Closing and obtain third party and regulatory approvals and efforts to cause Pubco to maintain its status as a “foreign private issuer” under the U.S. Securities Exchange Act of 1934 Rule 3b-4; (9) further assurances; (10) public announcements; (11) confidentiality; (12) indemnification of directors and officers and tail insurance; (13) use of trust proceeds after the Closing; (14) efforts to support a private placement or backstop arrangements, if sought; (15) intended tax treatment of the Mergers and (16) use of trust account proceeds. The Company agreed to use commercially reasonable efforts to consummate the Reorganization by September 30, 2023. The Company agreed to deliver the audited financial statements of the Company for the fiscal years ended June 30, 2022 and June 30, 2023 to Finnovate by September 30, 2023. The Company agreed to cause its subsidiaries to use commercially reasonable efforts to ensure the sustainability of the collaboration with its cooperative manufacturers for its new energy road vehicles and off-road vehicles manufacturing and enter into definitive contracts with its cooperative manufacturers as soon as practicable. Pubco shall be responsible for paying the SPAC Transaction Expenses in an amount up to $9,000,000, subject to certain exclusions, if the Closing Date occurs prior to February 29, 2024. The Company also agreed to cause all of the Company shareholders to each enter into a Lock-Up Agreement.

In addition, the parties agreed to take all necessary actions to cause Pubco’s board of directors immediately after the Closing to consist of seven directors, including: (i) two persons who are designated by Finnovate prior to the Closing as independent directors; and (ii) five persons who are designated by the Company prior to the Closing.

The Business Combination Agreement and the consummation of the Transaction require the approval of both Finnovate’s shareholders and the Company Shareholders. Finnovate and Pubco also agreed to jointly prepare, and Pubco shall file with the SEC, a registration statement on Form F-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of securities of Pubco to the holders of the ordinary shares and warrants of Finnovate and the Company and containing a proxy statement/prospectus for the purpose of soliciting proxies from the shareholders of Finnovate for the matters relating to the Transactions to be acted on at the special meeting of the shareholders of Finnovate and providing such shareholders an opportunity to participate in the redemption of their public shares of Finnovate upon the Closing (the “Redemption”). The Company agreed to call a meeting of its shareholders or cause a written resolution to be passed, as promptly as practicable after the Registration Statement has become effective, in order to obtain the approval of Company Shareholders for the approval of the Business Combination Agreement and the Transactions, and the Company agreed to use its commercially reasonable efforts to solicit from the Company Shareholders proxies prior to such special meeting or written resolution, and to take all other actions necessary or advisable to secure the approval of the Company Shareholders.

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions of the parties unless waived: (1) the approval of the Business Combination Agreement and the Transactions and related matters by the requisite vote of Finnovate’s and the Company’s shareholders; (2) obtaining material regulatory approvals; (3) receipt of specified third party consents from any bank that has granted a valid credit facility to the Company or any notifications to be made to any such bank; (4) no law or order preventing or prohibiting the Transactions; (5) Finnovate or Pubco shall have consolidated net tangible assets of at least $5,000,001 (as calculated and determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) either immediately prior to the Closing (after giving effect to the Redemption) or upon the Closing after giving effect to the Mergers (including the Redemption), or Pubco otherwise is exempt from the provisions of Rule 419 promulgated under the Exchange Act (i.e. one of several exclusions from the “penny stock” rules of the SEC applies and Finnovate relies on another exclusion); (6) amendment by the shareholders of Pubco of Pubco’s memorandum and articles of association; (7) the effectiveness of the Registration Statement; (8) appointment of the post-closing directors of Pubco; and (9) Nasdaq listing requirements having been fulfilled.

In addition, unless waived by the Company, the obligations of the Company, Pubco, the First Merger Sub and the Second Merger Sub to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (1) the representations and warranties of Finnovate being true and correct on and as of the Closing (subject to Material Adverse Effect); (2) Finnovate having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the date of the Closing; (3) absence of any Material Adverse Effect with respect to Finnovate since the date of the Business Combination Agreement which is continuing and uncured; (4) the cash proceeds from the PIPE Investment shall be not less than an aggregate of $15,000,000; (5) receipt by the Company and Pubco of the Amended and Restated Registration Rights Agreement; (6) each of the Sellers shall have received from Pubco a registration rights agreement covering the merger consideration shares received by the Sellers duly executed by Pubco; and (7) receipt by the Company and Pubco of employment agreements between certain management persons from the Company and the Company or Finnovate, in each case effective as of Closing.

Unless waived by Finnovate, the obligations of Finnovate to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (1) the representations and warranties of the Company, Pubco, the First Merger Sub, and the Second Merger Sub being true and correct on and as of the Closing (subject to Material Adverse Effect on the Target Companies, taken as a whole); (2) the Company, Pubco, the First Merger Sub, and the Second Merger Sub having performed in all material respects the respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (3) absence of any Material Adverse Effect with respect to the Target Companies (taken as a whole) since the date of the Business Combination Agreement which is continuing and uncured; (4) the Non-Competition Agreements, the Employment Agreements, the Amended and Restated Registration Rights Agreement, each Key Seller Lock-Up Agreement and each Seller Lock-Up Agreement shall be in full force and effect from the Closing; (5) resignation of the directors and officers of the Company as requested by Finnovate prior to the Closing; (6) the Reorganization having been consummated by September 30, 2023; and (7) the Company and Nanjing Scage shall have reached a waiver, compromise, conciliation, settlement or similar resolution of disputes with Shenzhen Deju Brothers Special II Corporate Management Partnership (Limited Partnership) regarding the Company’s or Nanjing Scage’s equity, and the property preservation measures against Nanjing Scage (the equity interest held by Nanjing Scage in Scage (Shanghai) Hydrogen Energy Technology Co., Ltd. has been judicially frozen) have been released.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either Finnovate or the Company if the Closing does not occur by February 29, 2024, or such other date as may be extended pursuant to the Business Combination Agreement.

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances at any time prior the Closing, including, among other reasons: (1) by mutual written consent of Finnovate and the Company; (2) by either Finnovate or the Company if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (3) by the Company for Finnovate’s uncured breach of the Business Combination Agreement, such that the related Closing condition would not be met; (4) by Finnovate for the uncured breach of the Business Combination Agreement by the Company, Pubco, the First Merger Sub, or the Second Merger Sub, such that the related Closing condition would not be met; (5) by Finnovate if the Company fails to deliver to Finnovate the Audited Company Financials by September 30, 2023, or if the Company’s total assets as of June 30, 2023 calculated in accordance with the Audited Financial Statements is more than five (5%) lower than the total assets as of the same date calculated in accordance with the Company Financials; (6) by either Finnovate or the Company if Finnovate holds its shareholder meeting to approve the Business Combination Agreement and the Transactions, and such approval is not obtained; (7) by either Finnovate or the Company if the Company holds its shareholder meeting to approve the Business Combination Agreement and the Transactions, and such approval is not obtained; and (8) by Finnovate if the Reorganization has not been completed by September 30, 2023.

If the Business Combination Agreement is terminated, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to confidentiality, effect of termination, fees and expenses, trust fund waiver, miscellaneous and definitions to the foregoing) will terminate, no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Business Combination Agreement prior to termination.

Trust Account Waiver

The Company, Pubco, the First Merger Sub and the Second Merger Sub have agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in Finnovate’s trust account held for its public shareholders, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Related Agreements and Documents

Lock-Up Agreements

Simultaneously with the execution of the Business Combination Agreement, Pubco, the Company, Finnovate and certain Key Company Shareholders, as shareholders holding Company Shares sufficient to constitute the Required Company Shareholder Approval (either as the holder of record or the beneficial owner within the meaning of Rule 135-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), each entered into Lock-Up Agreements (each, a “Key Seller Lock-Up Agreement”). It is a condition to the Closing that all other Company Stockholders between signing and Closing enter into a lock-up agreement (each, a “Seller Lock-Up Agreement”).

Pursuant to each Key Seller Lock-Up Agreement, each Key Company Shareholder agreed not to, during the period commencing from the Closing Date and ending on (A) the 6-month anniversary of the Closing Date with respect to 40% of the restricted securities and (B) the 36-month anniversary of the Closing Date with respect to the remaining 60% of the restricted securities, (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, offer to sell, contract or agree to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase of a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, or otherwise transfer or dispose of, directly or indirectly, any restricted securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-up Securities, whether any such transaction is to be settled by delivery of such restricted securities, in cash or otherwise, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of restricted securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”) (subject to early release if Pubco consummates a Change of Control).

Pursuant to each Seller Lock-Up Agreement, the remaining Company Shareholders agreed not to make a Prohibited Transfer during the period commencing from the Closing Date and ending on the 6-month anniversary of the Closing Date (subject to early release if Pubco consummates a Change of Control).

Copies of the forms of Key Seller Lock-Up Agreement and Seller Lock-Up Agreement are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, and the foregoing descriptions of the forms of Key Seller Lock-Up Agreement and Seller Lock-Up Agreement are qualified in their entirety by reference thereto.

Shareholder Support Agreement

Simultaneously with the execution of the Business Combination Agreement, Finnovate, the Company, and Key Company Shareholders of the Company entered into a Shareholder Support Agreement (the “Shareholder Support Agreement”), pursuant to which, among other things, Key Company Shareholders have agreed (a) to support the adoption of the Business Combination Agreement and the approval of the Transactions, subject to certain customary conditions, and (b) not to transfer any of their subject shares (or enter into any arrangement with respect thereto), subject to certain customary conditions.

A copy of the form of Shareholder Support Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form Shareholder Support Agreement is qualified in its entirety by reference thereto.

Sponsor Support Agreement

Simultaneously with the execution of the Business Combination Agreement, Finnovate, the Company, Pubco and Finnovate Sponsor L.P. (the “Sponsor”) entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed to vote all of its shares of Finnovate in favor of the Business Combination Agreement and the Transactions. The Sponsor Support Agreement also prevents transfers of securities of Finnovate held by the Sponsor between the date of the Sponsor Support Agreement and the termination of the Sponsor Support Agreement.

A copy of the Sponsor Support Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Sponsor Support Agreement is qualified in its entirety by reference thereto.

Insider Letter Amendment

Simultaneously with the execution of the Business Combination Agreement, Finnovate, the Company, the Sponsor, Pubco, Calvin Kung, Wang Chiu Wong, Chunyi Hao, Tiemei Li, and Sanjay Prasad entered into an amendment (the “Insider Letter Amendment”) to that certain letter agreement, dated November 8, 2021 (the “Insider Letter”), by and among Finnovate, the Sponsor and the directors, officers or other initial shareholders of Finnovate named therein, pursuant to which Pubco and the Company are added as Parties to the Insider Letter.

A copy of the Insider Letter Amendment is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Insider Letter Amendment is qualified in its entirety by reference thereto.

Non-Competition and Non-Solicitation Agreement

Simultaneously with the execution of the Business Combination Agreement, certain shareholders and officers (each, a “Subject Party”) of the Company each entered into a non-competition and non-solicitation agreement with Finnovate, Pubco, the Company, and the Sponsor (collectively, the “Non-Competition and Non-Solicitation Agreement”). Under the Non-Competition and Non-Solicitation Agreement, the Subject Party agrees not to compete with Pubco, the Sponsor, Finnovate, the Company and their respective affiliates during the three-year period following the Closing and, during such three-year restricted period, not to solicit employees or customers of such entities. The Non-Competition and Non-Solicitation Agreement also contains customary confidentiality and non-disparagement provisions.

A copy of the Non-Competition and Non-Solicitation Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Non-Competition and Non-Solicitation Agreement is qualified in its entirety by reference thereto.

Assignment, Assumption and Amendment to Warrant Agreement

Prior to the Closing, Finnovate, Pubco and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”) will enter the Assignment, Assumption and Amendment to Warrant Agreement (the “Warrant Amendment”) which will amend that certain Warrant Agreement, dated as of November 8, 2021, relating to the Finnovate warrants (the “Warrant Agreement”), filed with the SEC on November 8, 2021. Pursuant to the Warrant Amendment: (i) Pubco will assume the obligations of Finnovate under the Warrant Agreement, such that, among other things, Pubco will be added as a party thereto and (ii) references to Finnovate Class A ordinary shares in the Warrant Agreement shall mean Pubco ordinary shares.

A copy of the form of the Warrant Assignment, Assumption and Amendment Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Warrant Assignment, Assumption and Amendment Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms, but it is not intended to provide any other factual information about Finnovate, the Company or any other party to the Business Combination Agreement. In particular, the representations and warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Finnovate’s public disclosures.

The form of Key Seller Lock-Up Agreements, the form of Seller Lock-Up Agreement, the form of Shareholder Support Agreement, the executed Sponsor Support Agreement, the executed Insider Letter Amendment, the form of Non-Competition and Non-Solicitation Agreement, and the form of Warrant Assignment, Assumption and Amendment Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 respectively, and are incorporated herein by reference, and the foregoing descriptions of the Key Seller Lock-Up Agreements, the Seller Lock-Up Agreement, the Shareholder Support Agreement, the Sponsor Support Agreement, the Insider Letter Amendment, the Non-Competition and Non-Solicitation Agreement, and the Warrant Assignment, Assumption and Amendment Agreement are qualified in their entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of August 21, 2023, by and among Finnovate Acquisition Corp., Scage Future, Hero 1, Hero 2 and Scage International Limited.
10.1	Form of Key Seller Lock-Up Agreement, dated as of August 21, 2023, by and among Scage International Limited, Scage Future, Finnovate Acquisition Corp. and the Key Company Shareholders of Scage International Limited.
10.2	Form of Seller Lock-Up Agreement, by and among Scage International Limited, Scage Future, Finnovate Acquisition Corp., and certain shareholders of Scage International Limited.
10.3*	Form of Shareholder Support Agreement, dated as of August 21, 2023, by and among Finnovate Acquisition Corp., Scage International Limited and the Key Company Shareholders of Scage International Limited.
10.4	Sponsor Support Agreement, dated as of August 21, 2023, by and among Finnovate Sponsor L.P., Scage International Limited, Scage Future and Finnovate Acquisition Corp.
10.5	Insider Letter Amendment, dated as of August 21, 2023, by and among Finnovate Acquisition Corp., Finnovate Sponsor L.P., Scage Future, Scage International Limited and the officers and directors of Finnovate Acquisition Corp..
10.6	Form of Non-Competition Agreement, dated as of August 21, 2023, by and among Scage Future, Finnovate Acquisition Corp., Scage International Limited, Finnovate Sponsor L.P., and certain shareholders of Scage International Limited.
10.7	Form of Assignment, Assumption and Amendment to Warrant Agreement to be entered into by and among Finnovate Acquisition Corp., Scage Future and Continental Stock Transfer & Trust Company

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of Finnovate and the Company’s operating companies following the proposed Business Combination; changes in the market for the Company’s products and services and expansion plans and opportunities; the Company’s ability to successfully execute its expansion plans and business initiatives; ability for the Company to raise funds to support its business; the sources and uses of cash of the proposed Business Combination; the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Business Combination; the projected technological developments of the Company and its competitors; ability of the Company to control costs associated with operations; the ability to manufacture efficiently at scale; anticipated investments in research and development and the effect of these investments and timing related to commercial product launches; and expectations related to the terms and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s and Finnovate’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Finnovate. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the ability to obtain or maintain the listing of the Pubco’s securities on The Nasdaq Stock Market, following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of certain projected financial information with respect to the Company; the Company’s ability to successfully and timely develop, manufacture, sell and expand its technology and products, including implement its growth strategy; the Company’s ability to adequately manage any supply chain risks, including the purchase of a sufficient supply of critical components incorporated into its product offerings; risks relating to the Company’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between the Company and its employees; the Company’s ability to successfully collaborate with business partners; demand for the Company’s current and future offerings; risks that orders that have been placed for the Company’s products are cancelled or modified; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that the Company is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to the Company products and services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of the COVID-19 pandemic and certain geopolitical developments; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against the Company, Finnovate, Pubco or others following announcement of the proposed Business Combination and transactions contemplated thereby; the ability of the Company to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; technological improvements by the Company’s peers and competitors; and those risk factors discussed in documents of Pubco and Finnovate filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Finnovate nor the Company presently know or that Finnovate and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Finnovate’s, Pubco’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. Finnovate, Pubco and the Company anticipate that subsequent events and developments will cause Finnovate’s, Pubco’s and the Company’s assessments to change. However, while Finnovate, Pubco and the Company may elect to update these forward-looking statements at some point in the future, Finnovate, Pubco and the Company specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Finnovate. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

Pubco intends to file with the SEC a Registration Statement on Form F-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of Finnovate and a prospectus in connection with the proposed Business Combination involving Finnovate, Pubco, Hero 1, Hero 2 and the Company pursuant to the Business Combination Agreement. The definitive proxy statement and other relevant documents will be mailed to shareholders of Finnovate as of a record date to be established for voting on Finnovate’s proposed Business Combination with the Company. SHAREHOLDERS OF FINNOVATE AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH FINNOVATE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT FINNOVATE, THE COMPANY, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Finnovate by contacting its Chief Financial Officer, Wang Chiu (Tommy) Wong, c/o Finnovate Acquisition Corp., 20 Genesis Close, George Town, The White House, Grand Cayman, KY1 1208, Cayman Islands, at +852 6290-1860 or at tomwg98@gmail.com.

Participants in The Solicitation

The Pubco, Finnovate, the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Finnovate in connection with the Business Combination. Information regarding the officers and directors of Finnovate is set forth in Finnovate’s information statement on Schedule 14F-1, which was filed with the SEC on May 19, 2023. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents to be filed with the SEC.

No Offer Or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finnovate Acquisition Corp.

Date: August 25, 2023	By:	/s/ Calvin Kung
	Name:	Calvin Kung
	Title:	Chief Executive Officer